Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Kforce Inc. (“Kforce”) on Form 10-Q for the quarterly period ended September 30, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-Q”), I, Joseph J. Liberatore, Chief Financial Officer of Kforce, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2)	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Kforce.

Date: November 5, 2012

/s/ Joseph J. Liberatore
Joseph J. Liberatore,
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)